UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2026

Greenland Mines Ltd

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

1300 South Boulevard, Suite D

Charlotte, NC 28203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GRML	The Nasdaq Stock Market LLC
Warrants	GRMLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Greenland Mines Ltd (the “Company”) (then known as Klotho Neurosciences, Inc.) with the Securities and Exchange Commission on March 10, 2026 (the “Original Form 8-K”) relating to the acquisition of Greenland Mines, Inc.

The Original Form 8-K stated that to the extent required by Rule 3-05 of Regulation S-X, the financial statements of Greenland Mines, Inc. will be filed by amendment to the Original Form 8-K not later than 71 days after the date on which the Original Form 8-K was required to be filed. As disclosed under Item 9.01 of this Form 8-K/A, the Company has determined that the acquired assets do not constitute a business for purposes of Rule 3-05 of Regulation S-X. Accordingly, no financial statements or pro forma financial information are required under Item 9.01 of Form 8-K.

Except as specifically set forth herein, this Form 8-K/A does not amend, modify or update the disclosures contained in the Original Form 8-K.

Item 9.01 – Financial Statements and Exhibits

The Company previously reported in the Current Report on Form 8-K filed on March 10, 2026, that to the extent required by Rule 3-05 of Regulation S-X, the financial statements of Greenland Mines, Inc. will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this report is required to be filed.

Upon review, the Company has determined that the acquired assets do not constitute a business for purposes of Rule 3-05 of Regulation S-X. Accordingly, no financial statements or pro forma financial information are required under Item 9.01 of Form 8-K.

Exhibits	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2026	GREENLAND MINES LTD

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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